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                                                                   Exhibit 10.16


             SECOND AMENDMENT AND CONFIRMATION OF TRANSFER AGREEMENT
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         This SECOND AMENDMENT AND CONFIRMATION OF TRANSFER
AGREEMENT is dated as of April 17, 1998, by and between Cleveland Indians Baseball Company, Limited Partnership, an Ohio limited partnership (the "Transferor"), and Indians Club Trust, a Delaware business trust (the "Transferee"), and amends and confirms that certain Transfer Agreement dated as of May 22, 1992 between the Transferor and the Transferee (as amended by Amendment No. 1 thereto dated as of December 20, 1993, as further amended on June 28, 1996, and as further amended from time to time, the "Transfer Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in Annex A referred to below.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, by execution of the Transfer Agreement and the Assignment dated the date thereof (the "Original Assignment"), the Transferor has bargained, sold, transferred, assigned, set over and otherwise conveyed to the Transferee the Rights and Revenues; and

         WHEREAS, concurrently with the execution of the Transfer Agreement and the Original Assignment, the Transferee incurred certain indebtedness for borrowed money (the "Existing Indebtedness") and, in connection therewith, granted certain liens on the Rights and Revenues as collateral security for such Existing Indebtedness; and

         WHEREAS, as of the date hereof, the Transferee and certain other parties thereto are entering into the Club Trust Credit Agreement and the MLB Credit Agreement pursuant to which the Lenders will make certain loans for the benefit of the Transferee (collectively, the "MLB Credit Agreement Loans"), certain proceeds of which MLB Credit Agreement Loans will be used by the Transferee to refinance the Existing Indebtedness; and

         WHEREAS, the Transferee and the MLB Trust have entered into the MLB Pledge and Security Agreement dated the date hereof pursuant to which, among other things, the Transferee has granted to the Administrative Agent for the benefit of the Lenders and the Liquidity Banks a lien on the Rights and Revenues, as such terms are defined in Annex A attached to the MLB Credit Agreement (such Annex A attached to the MLB Credit Agreement being referred to herein as the "Annex A"), as collateral security for the MLB Credit Agreement Loans; and

         WHEREAS, it is a condition precedent to the obligations of the Lenders to enter into the Club Trust Credit Agreement and the MLB Credit Agreement, and to make the MLB Credit Agreement Loans for the benefit of the Transferee pursuant thereto, that the Transferor execute this Second Amendment and Confirmation of Transfer Agreement and the form of Confirmatory Assignment attached hereto as Exhibit A, and deliver certain other documents in the forms attached hereto;



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         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. ACKNOWLEDGMENT OF MLB CREDIT AGREEMENT AND MLB PLEDGE AND SECURITY AGREEMENT; ASSIGNMENT. The Transferor acknowledges that, as of the date hereof, the Transferee, the Lenders and the other parties thereto have entered into the MLB Credit Agreement and MLB Pledge and Security Agreement. The Transferor acknowledges that the Lenders have been induced to enter into said Agreements by, among other things, (i) the representations, warranties and covenants of the Transferor set forth in the Transfer Agreement and in this Second Amendment and Confirmation thereof and (ii) the liens on the Rights and Revenues (as such terms are defined in Annex A) granted to the Administrative Agent for the benefit of the Lenders and the Liquidity Banks by the Transferee pursuant to the MLB Pledge and Security Agreement. The Transferor has reviewed Annex A to the MLB Credit Agreement, and is familiar with the definitional provisions contained therein. It is the intention of the Transferor and the Transferee that all Rights and Revenues (as such terms are defined in Annex A) were bargained, sold, transferred, assigned, set over and otherwise conveyed from the Transferor to the Transferee pursuant to the Transfer Agreement. Accordingly, by way of confirming such transfer and transferring any assets constituting Rights and Revenues (as defined in Annex A) which were not transferred pursuant to the Transfer Agreement and the Original Assignment, the Transferor and the Transferee will execute, at or before the Closing, a Confirmatory Assignment in the form of Exhibit A hereto.

         2. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES OF TRANSFEREE AND TRANSFEROR. The Transferee confirms that the representations and warranties set forth in Section 3.01 of the Transfer Agreement are true and correct in all material respects as of the date hereof. The Transferor confirms that the representations and warranties set forth in Section 3.02 of the Transfer Agreement and the information contained in Schedule 3.02(a)(x) as amended on the date hereof is true and correct in all material respects as of the date hereof except for the representations and warranties in Sections 3.02(b)(iv), (v), (vi) and (vii) which were true and correct in all material respects as of May 20, 1992.

         3. VOTING. The Transferor acknowledges and agrees that the MLB Trust, the Administrative Agent and the Lenders are entering into the MLB Credit Agreement and the MLB Pledge and Security Agreement in reliance upon, among other things, the covenants of the Transferor set forth herein and in the Transfer Agreement including, without limitation, the provisions of Section 5.05 of the Transfer Agreement.

         4. EFFECTIVENESS. This Second Amendment and Confirmation of Transfer Agreement shall become effective upon satisfaction of the following conditions:



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         (a) The Transferee and the Administrative Agent shall have received the following documents (each in form and substance satisfactory to the Administrative Agent in it its sole discretion):

                  (i) An executed copy of this Second Amendment and Confirmation of Transfer Agreement;

                  (ii) Executed Uniform Commercial Code financing statements filed or to be filed in each jurisdiction determined by the Administrative Agent, executed by (x) any party holding a lien on the Rights and/or Revenues and (y) by the Transferor (or, as necessary, the Commissioner), as seller and debtor, and naming the Transferee, as purchaser and secured party, meeting the requirements of the laws of each such jurisdiction, and as is necessary to maintain the Transferee's perfected ownership status of the Rights and Revenues; and

                  (iii) Such other documents as Transferee or the Administrative Agent may reasonably request.

         5. TRANSACTION DOCUMENT. This Second Amendment and Confirmation and any other document and certificate delivered in connection herewith shall be a Transaction Document for all purposes.

         6. NOTICES. All notice hereunder shall be given in accordance with the provisions of Section 6.05 of the Transfer Agreement as amended hereby.

         7. APPLICABLE LAW. THIS SECOND AMENDMENT AND CONFIRMATION OF TRANSFER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS.

         8. CONFIRMATION; NO NOVATION. Except as expressly set forth herein, this Second Amendment and Confirmation of Transfer Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of either party under the Transfer Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Transfer Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Second Amendment and Confirmation of Transfer Agreement shall apply and be effective only with respect to the provisions of the Transfer Agreement specifically referred to herein.

         9. COUNTERPARTS. This Second Amendment and Confirmation of Transfer Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.



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         10. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Second Amendment and Confirmation of Transfer Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment and Confirmation of Transfer Agreement.




  [Remainder of This Page Intentionally Left Blank and Signature Pages Follow]



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   SIGNATURE PAGE FOR SECOND AMENDMENT AND CONFIRMATION OF TRANSFER AGREEMENT
                               CLEVELAND INDIANS


         EXECUTED as a sealed instrument as of the date first above written.

                                       TRANSFEROR:

                                       CLEVELAND INDIANS BASEBALL
                                           COMPANY, LIMITED PARTNERSHIP

                                       By: Cleveland Indians Baseball
                                           Corporation, its general partner


                                       By:  /s/ Richard E. Jacobs
                                          -------------------------------
                                           Richard E. Jacobs
                                           Chairman, Chief Executive Officer and
                                           President


Acknowledged and Agreed:

TRANSFEREE:

INDIANS CLUB TRUST

By:   WILMINGTON TRUST COMPANY,
      not in its individual capacity but solely as
      Club Trustee


By:   /s/ David A. Vanaskey
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        David A. Vanaskey
      Assistant Vice President


FLEET NATIONAL BANK, as Administrative Agent



By:  /s/ Patrick F. McAuliffe
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     Patrick F. McAuliffe
     Executive Vice President


OFFICE OF THE COMMISSIONER OF BASEBALL,
     on its own behalf and as Agent for the
     Transferor under the Central Fund Agreement



By:  /s/ Jeffrey White
   -------------------------------
     Jeffrey White
     Chief Financial Officer